UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ____________________________




                                    FORM 8-K



                          ____________________________


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported):  JULY 24, 2003

                                   CLARK, INC.
             (Exact Name of Registrant as Specified in its Charter)

                          ____________________________

          DELAWARE                     001-31256                52-2103926
(State or other jurisdiction    (Commission file number)     (I.R.S. employer
      of incorporation)                                      identification no.)

 102 SOUTH WYNSTONE DRIVE
 NORTH BARRINGTON, ILLINOIS                                        60010
   (Address of principal                                         (Zip Code)
     executive offices)

       Registrant's telephone number, including area code: (847) 304-5800

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 7(c).  EXHIBITS.

          99.1 Press release of Clark, Inc., dated July 24, 2003, reporting the financial performance of the Registrant for the three months and six months ended June 30, 2003.

ITEM 9. REGULATION FD DISCLOSURE. (INFORMATION BELOW IS BEING FURNISHED UNDER ITEM 12)

         The following information is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K in accordance with SEC Release No. 33-8216. The information in this Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

         On July 24, 2003, Clark, Inc. issued a press release announcing its financial results for the three months and six months ended June 30, 2003. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CLARK, INC.


Date:  July 28, 2003                            By:  /s/  Thomas M. Pyra
                                                     ---------------------------
                                                     Thomas M. Pyra
                                                     Chief Financial Officer and
                                                       Chief Operating Officer

                                INDEX TO EXHIBITS

   Exhibit
   -------

     99.1       Press Release dated July 24, 2003.